UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2016

MYOKARDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37609	44-5500552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Allerton Ave.

South San Francisco, CA 94080

(Address of principal executive offices, including zip code)

(650) 741-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2016, MyoKardia, Inc. (the “Company”) entered into a Transitional Services Agreement (the “Agreement”) with Dr. Jonathan C. Fox, the Company’s Chief Medical Officer, pursuant to which his employment with the Company will end on September 30, 2016, unless earlier terminated pursuant to Dr. Fox’s resignation or termination by the Company (the “Separation Date”). Following the Separation Date, Dr. Fox will serve as a consultant to the Company pursuant to a consulting agreement with the Company.

Under the Agreement, Dr. Fox will continue to receive his salary and benefits and, so long as he is providing services to the Company, will continue to vest in his outstanding equity awards through the earlier of March 31, 2017 or the termination of his consulting agreement with the Company, except with respect to the option grant made to Dr. Fox on June 4, 2015, which stock option will lapse on the Separation Date. Dr. Fox will remain eligible for cash incentive compensation for 2016 to be determined by the Company’s board of directors, which will be paid when 2016 cash incentive compensation is paid to other Company executives.

Following the Separation Date, unless the termination of Dr. Fox’s employment resulted from his voluntary resignation or a termination by the Company for cause, Dr. Fox will continue to receive his base salary until June 30, 2017. If he elects to continue his group healthcare benefits, to the extent authorized by and consistent with COBRA, the Company will pay the monthly employer contribution until the earlier of (1) June 30, 2017 or (2) the date Dr. Fox becomes eligible for insurance through another employer or otherwise becomes ineligible for COBRA.

Item 7.01	Regulation FD Disclosure.

On February 23, 2016, the Company issued a press release announcing Dr. Fox’s transition. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by MyoKardia, Inc. on February 23, 2016, furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2016	MyoKardia, Inc.

	By:	/s/ Steven Chan
Steven Chan
Vice President, Corporate Controller (principal financial and accounting officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by MyoKardia, Inc. on February 23, 2016, furnished herewith